UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
                 Exact name of registrant as specified                   I.R.S.
                 in its charter, state of incorporation,               Employer
Commission       address of principal executive offices,         Identification
File Number      Telephone                                               Number

1-16305          PUGET ENERGY, INC.                                 91-1969407
                 A Washington Corporation
                 411 - 108th Avenue N.E.
                 Bellevue, Washington 98004-5515
                 (425) 454-6363

1-4393           PUGET SOUND ENERGY,INC.                           91-0374630
                 A Washington Corporation
                 411 - 108th Avenue N.E.
                 Bellevue, Washington 98004-5515
                 (425) 454-6363
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ITEM 5. Other Events

On October 4, 2001, the Washington Utilities and Transportation Commission issued an order dismissing the petition filed by Puget Sound Energy for interim rate relief on August 21, 2001. The petition requested Washington Utilities and Transportation Commission to approve an interim cost-recovery mechanism whereby customers’ electric bills would be linked to the company’s actual net power costs. Through this mechanism, Puget Sound Energy sought to immediately begin deferring the difference between its net power costs and the amounts currently being recovered through existing customer rates and reflect these amounts in customers bills beginning November 2001.

On October 12, 2001, Puget Sound Energy filed a petition for reconsideration and rehearing with the Washington Utilities and Transportation Commission asking the regulators to reconsider their October 4, 2001 dismissal.

ITEM 7. Exhibits

Exhibit 99.1 - October 4, 2001 press release on Washington Utilities and Transportation Commission decision

Exhibit 99.2 - October 12, 2001 press release on Puget Sound Energy petition for reconsideration

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Richard L. Hawley

_________________________________

Richard L. Hawley

Vice President and Chief Financial Officer

Date: October 12, 2001